EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made this 3rd day of January, 2005, by and between PRACTICEXPERT, INC., a Nevada corporation (the "Company"), and PI (CAYMAN) LIMITED, ("Majority Shareholder") a corporation duly organized and existing under the laws of the Cayman Islands.

         This Agreement is being entered into pursuant to the Agreement of Purchase and Sale of Stock dated as of the date hereof among the Company, the Majority Shareholder, Practice Xpert Services Corp. and Physicians Informatics, Inc. (the "Purchase Agreement").

         The Company and the Majority Shareholder hereby agree as follows:

         1.       Registration Rights.

                  1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                           (a) "Commission"  shall mean the U.S.  Securities and
Exchange Commission.

                           (b) "Common  Stock" shall mean the common stock,  par
value $.001 per share, of the Company.

                           (c)   The   terms   "Register,"    "Registered"   and
"Registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

                           (d)  "Registrable  Securities"  shall mean the Shares
until such time as such shares become eligible for sale under subparagraph (k) of Rule 144 or any successor thereto.

                           (e)  "Registration  Expenses" shall mean all expenses
incurred by the Company in complying with this Section 1, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such Registration and the reasonable fees and disbursements of counsel for the Selling Shareholders, as selling shareholders.

                           (f)  "Registration  Statement"  shall  mean Form S-1,
Form SB-1, Form S-2, Form SB-2 or Form S-3, whichever is applicable.

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                           (g) "Restriction  Termination  Date" shall mean, with
respect to any Registrable Securities, the earliest of (i) the date that such Registrable Securities shall have been Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the Registration Statement covering such securities or transferred in compliance with Rule 144, and (ii) the date that an opinion of counsel to the Company containing reasonable assumptions (which opinion shall be subject to the reasonable approval of counsel to any affected Majority Shareholder) shall have been rendered to the effect that any restrictive legend placed upon the Registrable Securities under the Securities Act can be properly removed and such legend shall have been removed.

                           (h) "Rule 144" shall mean Rule 144 promulgated by the
Commission pursuant to the Securities Act and any successor rules thereto.

                           (i) "Securities Act" shall mean the Securities Act of
1933, as amended.

                           (j) "Selling  Expenses"  shall mean all  underwriting
discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

                           (k)  "Shares"  shall  mean all  Common  Stock  issued
pursuant to the Purchase Agreement and all Common Stock underlying the warrants issued pursuant to the Purchase Agreement.

                           (i) "Shareholder(s)"  shall mean any person or entity
who was issued shares of Common Stock of the Company pursuant to the Purchase Agreement.

                  1.2      Shareholder Representation.

                           (a)  Pursuant  to  Section   1.3.1  of  the  Purchase
Agreement, Majority Shareholder shall represent all Shareholders with respect to their rights as set forth herein.

                  1.3      Piggyback Registration.

                           (a) Each time that the Company proposes to Register a
public offering solely of its Common Stock (not including an offering of Common stock issuable upon conversion or exercise of other securities), other than pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms"), the Company shall promptly give written notice of such proposed Registration to the Majority Shareholder, which shall offer the Majority Shareholder the right to request inclusion of any Registrable Securities in the proposed Registration.

                           (b) The Majority Shareholder shall have ten (10) days
or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of


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shares of Registrable  Securities the Majority  Shareholder  intends to sell and the holder's intended plan of disposition.

                           (c) In the event that the  proposed  Registration  by
the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 1.2(b) may specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such Registration.

                           (d) Upon  receipt of a written  request  pursuant  to
Section 1.2(b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

                           (e)  Notwithstanding  the foregoing,  if the managing
underwriter of an underwritten public offering, determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the Shareholders (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares to be included in such underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, first by excluding shares held by the directors, officers, employees and founders of the Company, and then, to the extent necessary, by excluding Registrable Securities participating in such underwritten public offering.

                           (f)  All  Shares   that  are  not   included  in  the
underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 12 months following a public offering, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. The Majority Shareholder shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up, provided that the directors, officers, other employees and founders of the Company also execute such documentation. The parties hereto understand that in the event that a public offering is made, the underwriters may require terms and conditions contrary to those outlined in this Agreement. The parties hereby pledge to negotiate in goof faith to come to such agreement as may be necessary to facilitate the underwriting.

                  1.4 Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Section 1 to use its best efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:


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                           (a)   prepare   and  file  with  the   Commission   a
Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective in accordance with Section 1.3(b) hereof, keeping the Majority Shareholder advised as to the initiation, progress and completion of the Registration;

                           (b)  prepare  and  file  with  the  Commission   such
amendments and supplements to such Registration Statements, and the prospectus used in connection therewith, as may be necessary to keep such Registration Statement effective for nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement;

                           (c) furnish to the Majority  Shareholder  such number
of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Majority Shareholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

                           (d) use its best  efforts to  register or qualify the
Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Majority Shareholder shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes; and

                           (e) at any time  when a  prospectus  covered  by such
Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 1.3(b) hereof, notify the Majority Shareholder of the happening of any event as a result of which the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Majority Shareholder of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing.

                  1.5 Adjustments. At the request of the Purchaser, in the event of any change in the capitalization of the Company as a result of any stock split, stock dividend, reverse split, combination, recapitalization, merger, consolidation, or otherwise, the provisions of this Section 1 shall be appropriately adjusted.


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                  1.6 Transfer or Assignment of Registration  Rights. The rights to cause the Company to register securities granted to a Shareholder by the Company pursuant to this Section 1 may be transferred or assigned by a Shareholder (i) to any subsidiary, parent, partner, limited partner, retired
partner,  member  or  stockholder  of  such  Shareholder,   (ii)  to  any  other
Shareholder, (iii) to any affiliates under common investment management with such Shareholder and (iv) to a transferee or assignee of not less than two percent (2%) of the then outstanding capital stock of the Company, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further that the transferee or assignee of such rights assumes in writing the obligations of such Shareholder under this Section 1.

                  1.7 Expenses. The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 1; provided however that all underwriting discounts and selling commissions applicable to the Registrable Securities covered by registrations effected pursuant to Section 1.2 hereof shall be borne by the seller thereof, in proportion to the number of Registrable Securities sold by such seller or sellers.

                  1.8 Information Furnished by Majority Shareholder. It shall be a condition precedent to the Company's obligations under this Agreement that the Majority Shareholder furnish to the Company in writing such information regarding the Majority Shareholder and the distribution proposed by the Majority Shareholder as the Company may reasonably request.

                  1.9  Indemnification.

                           1.9.1   Company's    Indemnification    of   Majority
Shareholder. The Company shall indemnify Majority Shareholder, each of its officers, directors and constituent partners, and each underwriter thereof, if any, and each of its officers, directors, constituent partners, and each person who controls such underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse the Majority Shareholder, each such underwriter, each of their officers, directors and constituent partners and each person who controls the Majority Shareholder or underwriter, for any legal and any other expenses as reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided however, that the indemnity contained in this Section 1.6.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action


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if  settlement  is effected  without the consent of the Company  (which  consent shall not unreasonably be withheld); and provided however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon information furnished to the Company by the Majority Shareholder, underwriter, controlling person or other indemnified person and stated to be for use in connection with the offering of securities of the Company.

                           1.9.2  Majority   Shareholder's   Indemnification  of
Company. Majority Shareholder shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Registrable Securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each holders of Other Shares, each of its officers, directors and constituent partners and each person controlling such holder of Other Shares, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Majority Shareholder of any rule or regulation promulgated under the Securities Act applicable to the Majority Shareholder and relating to actions or inaction required of Majority Shareholder in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such holders of Other Shares, such directors, officers, partners, persons, underwriters and controlling persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with information furnished to the Company by the Majority Shareholder and stated to be specifically for use in connection with the offering of Registrable Securities.

                           1.9.3  Indemnification   Procedure.   Promptly  after
receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the, right to employ, separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the


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indemnifying  party and the indemnified  parties and the  indemnifying  party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for all indemnified parties.

                           1.9.4 Contribution.  If the indemnification  provided
for in this  Section  1.6  from  an  indemnifying  party  is  unavailable  to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

         2. Covenants of the Company. The Company agrees to:

                  (a) Notify the Majority Shareholder of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                  (b) Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the Majority Shareholder pursuant to the Registration Statement.


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         3. Miscellaneous.

                  (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed as follows:

                         (i)   if to the Company, at

                                PracticeXpert, Inc.
                                10833 Washington Blvd.
                                Culver City, California 90232
                                Attention: Michael Manahan, CFO
                                Tel. No.: (310) 815-3500
                                Fax No.: (310) 815-3507

                         (ii)   if to the Majority Shareholder, at

                                Charles Smith, c/o Physicians Informatics, Inc. Corporate Park III
                                580 Howard Avenue
                                Somerset, New Jersey 08873

                  (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

                  (c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, without regard to its principles of conflict of laws.

                  (d) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (e) This Agreement may not be assigned by the Majority Shareholder without the written consent of the Company.

                  (f) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the Majority Shareholder.


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                  (g)  This   Agreement   may  be   executed   in  one  or  more
counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same Agreement.

         IN WITNESS WHEREOF, the Company has executed this Agreement for the benefit of the Majority Shareholder by its duly authorized officer as of the date first above written.


                                              PRACTICEXPERT, INC.


                                              By: /s/ Jonathan Doctor
                                                  ------------------------------
                                                  Jonathan Doctor
                                                  President and CEO

                                              PI (CAYMAN) LIMITED


                                              By: /s/ Charles Smith
                                                  ------------------------------
                                              Name:  Charles Smith
                                                   -----------------------------
                                              Title:   CEO
                                                    ----------------------------



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